FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 14, 2014, is by and among DENNY’S, INC., a Florida corporation (“Denny’s” or the “Borrower”), DENNY’S CORPORATION, a Delaware corporation (“Parent”), each of those Subsidiaries of Parent party hereto (Parent and such Subsidiaries, each a “Guarantor” and collectively, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), and the Lenders.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 24, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Loan Parties have requested that the Required Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order therein:

“Advantica Pension Plan Termination” means the termination by the Parent of the Advantica Pension Plan in a “standard termination” under Section 4041 of ERISA.

1.2    Amendment to definition of Consolidated EBITDA. The definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement is hereby amended by (A) replacing “and” with “,” at the end of clause

(a)(vii) thereof, (B) adding “,” at the end of clause (a)(viii) thereof and (C) inserting the following as a new clause (a)(ix) therein immediately prior to the reference to “and minus”:

and (ix) cash payments in connection with the Advantica Pension Plan Termination in an aggregate amount not to exceed $7,000,000 for all Measurement Periods

1.3    Amendment to Section 5.12(c). Section 5.12(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)    (i) Other than with respect to the Advantica Pension Plan Termination, no ERISA Event has occurred, and neither the Loan Parties nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Loan Parties nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) other than with respect to the Advantica Pension Plan Termination, neither the Loan Parties nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Loan Parties nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) other than with respect to the Advantica Pension Plan Termination, no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.
ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall be deemed effective as of the date set forth above upon receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the

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Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)    Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)    This Amendment has been duly executed and delivered by the duly authorized officers of each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required for the execution, delivery, performance, validity or enforceability of this Amendment.

(d)    The representations and warranties set forth in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects as of the date hereof (except for (i) those which expressly relate to an earlier date, which shall be true and correct in all material respects as of such earlier date and (ii) those that are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects).

(e)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)    Each Guarantor affirms all of its obligations under the Loan Documents and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(h)    The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which

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it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be as delivery of a manually executed counterpart of this Amendment.

3.8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	DENNY’S, INC.,
a Florida corporation

	By:	/s/ Ross Nell
	Name:	Ross Nell
	Title:	Vice President, Tax and Treasurer

GUARANTORS:	DENNY’S CORPORATION,
a Delaware corporation

	By:	/s/ Ross Nell
	Name:	Ross Nell
	Title:	Vice President, Tax and Treasurer

DENNY’S REALTY, LLC,
a Delaware limited liability company

By: DFO, LLC, its Sole Member
By: Denny’s Inc., its Sole Member

		By:	/s/ Ross Nell
		Name:	Ross Nell
		Title:	Vice President, Tax and Treasurer

DFO, LLC,
a Delaware limited liability company

By: Denny’s Inc., its Sole Member

		By:	/s/ Ross Nell
		Name:	Ross Nell
		Title:	Vice President, Tax and Treasurer

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
Issuing Lender and Lender

	By:	/s/ Darcy McLaren
	Name:	Darcy McLaren
	Title:	Director

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK

By:	/s/ Jake Nash
Name:	Jake Nash
Title:	Managing Director

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

GE CAPITAL BANK
a Utah industrial loan corporation

By:	/s/ Kevin Fretz
Name:	Kevin Fretz
Title:	Senior Vice President

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, N.A.

By:	/s/ John M. Huss
Name:	John M. Huss
Title:	Managing Director

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

RBS CITIZENS, N.A.

By:	/s/ Fanghui Helen Ye
Name:	Fanghui Helen Ye
Title:	Vice President

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/s/ Richard Hardison
Name:	Richard Hardison
Title:	Managing Director

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK

By:	/s/ Stephen H. Lee
Name:	Stephen H. Lee
Title:	Senior Vice President

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK

By:	/s/ Michael Sawicki
Name:	Michael Sawicki
Title:	Corporate Banking

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG Union Bank, N.A. f/k/a Union Bank, N.A.

By:	/s/ Michael Gardner
Name:	Michael Gardner
Title:	Director

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Anthony Luppino
Name:	Anthony Luppino
Title:	Assistant Vice President

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Stuart M. Jones
Name:	Stuart M. Jones
Title:	Senior Vice President

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMEN

BANK OF THE WEST

By:	/s/ Mary E. King
Name:	Mary E. King
Title:	Vice President

DENNY’S, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT